ISSUER FREE WRITING PROSPECTUS DATED MAY 18, 2021
FILED PURSUANT TO RULE 433
REGISTRATION STATEMENT NO. 333-255266

Grove Inc.™

Global Innovators in Hemp, Health, and Wellness

Q3 2021

Past performance is not indicative of future results. Investments may be speculative, illiquid and there is a risk of principal loss. There is no guarantee that any specific outcome will be achieved.

Disclaimer

A registration statement (including a preliminary prospectus) relating to the offering of securities of Grove, Inc. ("Grove" or the "Company") to which this communication relates, has been filed with the U.S. Securities and Exchange Commission ("SEC") but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. There shall not be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Before you invest in the securities described in this document, you should read the prospectus in the registration statement (including the Risk Factors described therein) filed by Grove and the other documents Grove files with the SEC for more complete information about Grove and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec. gov. Alternatively, the issuer or the underwriter in the offering will arrange to send you the prospectus by contacting Kingswood Capital Markets, 17 Battery Place ,Suite 625, New York, NY, 10004, ATTN Investment Banking Division, email info@kingswoodcm.com . This presentation does not purport to contain all the information that a prospective investor may require in connection with any potential investment in Grove. You should not treat the contents of this presentation, or any information provided in connection with it, as financial advice, financial product advice or advice relating to legal, taxation or investment matters. This presentation does not include all available information in relation to the business, operations, affairs, financial position or prospects of Grove. No representation or warranty (whether express or implied) is made by Grove or any of its shareholders, directors, officers, advisers, agents or employees as to the attainability of any estimates, forecasts or projections set out in this presentation. This presentation is provided expressly on the basis that you will carry out your own independent inquiries into the matters contained in the presentation and make your own independent decisions about the business, operations, affairs, financial position or prospects of Grove. Grove reserves the right to update, amend or supplement the information contained in this presentation at any time in its absolute discretion (without incurring any obligation to do so) without any obligation to advise you of any such update, amendment or supplement. The delivery of this presentation shall not, under any circumstance, create any implication that there has been no change in the business, operations, affairs, financial position or prospects of Grove or that information contained herein is correct after the date of this presentation.

Forward Looking Information

This presentation contains "forward-looking statements", including statements regarding Grove, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of Grove are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. Grove cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this presentation does not identify or include any risk or exposures, of Grove that would materially adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which Grove carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; legal and regulatory requirements; market conditions and the demand and pricing for our products; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither Grove, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Grove reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

Grove Inc. Snapshot

Established in 2018

Achieved profitability just 3 years after inception

IPO debut on Nasdaq June 23, 2021

Industry leaders in hemp & CBD production, with expansion into the health & wellness category, primarily Functional Foods, Superfoods, & Adaptogens

Expansion with acquisition strategy around Amazon and Ecommerce brands that create synergies within Grove's ecosystem that we can quickly optimize, scale, and grow.

Grove Inc. Snapshot

3 Segments:

1. **Amazon FBA + Ecommerce Acquisitions**
Buy and scale brands in hyper-growth segments, namely health/wellness/beauty/petcare

2. **SaaS Ad Tech** - Interactive Offers - Growing, programmatic advertising business with expansion to grow in house brands as well as our private label partners.

3. **CBD / Wellness** - Own the supply chain through manufacturing, brands, online marketplace and trade show.



1
AD
Grove Inc.™
2
3

Amazon & DTC Brand Acquisition: M&A For Amazon FBA

Early mover in the wave of acquiring top Amazon and Ecommerce brands, with the goal of improving operations and products, and ultimately taking them to new levels of growth.

Why Amazon Aggregation?

- Can easily apply our current growth model to other industries
- Wide network, nationwide distribution, and an in-house digital marketing team to scale revenue rapidly
- First ever aggregator in the Public Markets, giving more investors an opportunity to be involved

☆ **Aggregation Portal Launch October 2021**



BRAND
Sign Up Today!
We Buy & Scale Amazon and Ecommerce Businesses
I'm Ready to Sell

Amazon & DTC Brand Acquisition: M&A For Amazon FBA

Proof of Concept

Amazon aggregators like Heyday and Thrasio have raised hundreds of millions to acquire and scale brands that sell their goods mainly via Amazon's Marketplace.



We buy and grow Amazon businesses
heyday
Exceptional CX sells
Heyday's customer messaging platform for retailers combines the power of Conversational AI with the human touch of your team to deliver 5-star customer experiences at scale.

Heyday

- Founded in 2020
- Focused on a smaller number of acquisitions with high potential
- Acquired & consolidated about 16 brands
- Have raised more than $250 million

THRASIO

- Founded in 2018 (oldest in the space)
- Focused on rapid acquisitions
- Acquired & consolidated over 100 brands
- Valuation of ~$2 billion*

*https://www.cnbc.com/2021/05/25/thrasio-disruptor-50.html
*https://multichannelmerchant.com/ecommerce/perch-raises-775m-toward-acquiring-more-amazon-brands/

Vitamedica: Strategic Acquisition Into Nutraceuticals

Physician formulated products, recommended by over 3000 doctors, serving over 1 million patients

SURGERY + RECOVERY | SKIN + BEAUTY | HEALTH + WELLNESS

Strategic Highlights:

- Top line and net income positive with $10M in total product sales
- Diversifies our health and wellness portfolio and marks entrance into Expanding Product Categories


NEW!
Improved Formula
VitaMedica
Arnica Montana
30X HPUS
REDUCES
Bruising, Swelling & Pain
NATURAL REMEDY
STIMULATES HEALING
Arnica+K Cream
Anti-Aging Formula
SUPPORTS
Daily Energy
Restful Sleep
Daily Balance
Probiotic-8
SUPPORTS
Digestive & Immune Health
BALANCED PROBIOTIC FORMULA

LOI For Acquisition of InteractiveOffers.com

An SaaS, programmatic advertising company that has operated successfully in the Fintech space for numerous years, expansion into cannabis/health/wellness space will boost Platform profits and growth.

Business Synergy:

- In-house advertising platform to drive brand growth while circumventing lofty costs
- Exclusive Ad network for Grove, it's clients, and trade show partners, driving additional revenues.
- 15M + Gross Advertising revenues last several years



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LOI For Acquisition of InteractiveOffers.com

Why It Matters:

- In-house advertising platform will help scale current and future brands,
- Lower and control lofty advertising costs.
- New advertising revenue from our immediate network of clients, and trade show partners
- Growth of independent advertising business should increase shareholder value



AD
Smart Ad Buying
Tailored Audiences
Optimization
Dynamic Ad Sets
Data

Public Peers:

Magnite (MGNI)

- $3.75B Valuation
- 11.75x Price / Sales

Taboola (TBLA)

- $2.45B Valuation
- 2x Price / Sales

Hemp Business Highlights

- Rapidly Growing, High Margin Direct to Consumer Brands
- Exponential Increase in Sales Through Distributors and Regional shops
- 80+ High Margin Private and White Label Clients
- Industry leading Trade Show Driving Brand Awareness and Market Leadership Presence.
- Actively Exploring Strategic Investments in Cannabis in International legal markets. Preparing for possible Legalization in USA.
- Expanding Trade Show Into Other Verticals, With Possible Shows in Health, Wellness & Beauty in 2022.

How WE Capture The Growing Market



- Strong Presence and loyalty form Manufacturing
- Name recognition for one of the Largest CBD Trade Shows
- Quality service and reputation
- Vertical integration and complete service offering
- Direct to Consumer growth of In-House Brands
- Wholesale and Distributor relationships for In-House Brands
- Lowest possible COGS of any Brand
- Acquisition last year of additional CBD Brand
- Future Strategic Acquisitions that gain us market share
- We can lower all costs of production, distribution, overhead, insurance, and employees of any future acquisition, creating synergies, growth and higher profits

Trade Show Network

- We formed the world's largest CBD trade show: CBD.io
- Expand CBD Trade Show to Multiple Locations & Events
- Expand & Create New Trade Show Platforms to Grow Brand Recognition in Health, Beauty, and Wellness
- Expand Trade Shows Platform Into Cannabis*

CBD.io Convention

Largest CBD/Hemp Trade Show

- Wholesale Buyers
- Retail Consumers
- International Clients
- Distributors
- Media Partnerships

2018 Revenue:
$750k

Exhibitors:
150

2019 Revenue:
$1400k

Exhibitors:
300


CBD.io
The Future of Wellness
SPRING 2022
Las Vegas
Nevada

Capturing Market Segments

Botanical Health & Wellness

Beauty

Pet Care

Trade Shows

Rare Cannabinoids

Executive Team

Allan Marshall

CEO & Chairman

Founder of XPO Logistics (NYSE)
Founder of US Transportation, Sold to Professional Transportation Group Nasdaq 2001

Andrew Norstrud

CFO

CFO of XPO Logistics Certified Public Accountant with more than a decade of experience in private and public sectors.

Nathan Stavseth

CMO

Digital Marketing Expert, responsible for over $100M in online, DTC sales

Olivia Marshall

CBO

Hypergrowth specialist behind DTC brands,, cultivating a coherent message for consumer experience

Robb Hackett

President

Founder of One Hit Wonder Inc., Steam Distribution, SWCH, and CBD.io.

Growth+ Profitability

Maintaining growth and profitability in a largely unprofitable industry


FULL FISCAL YEAR 2019
FULL FISCAL YEAR 2020
9 MONTHS ENDED 2020
9 MONTHS ENDED 2021
$15m
$10m
$5m
$2.2M
46.8%
$1.03M
$7.4M
34.6%
$2.6M
$5.1M
34.6%
$1.6M
$13.4M
50.5%
$6.0M
REVENUE
GROSS MARGIN
GROSS PROFIT

* 9 months ended March 31, 2021 over 9 months ended March 31, 2020.

FOUNDED
2018

HEADQUARTERS
Las Vegas Nevada

EMPLOYEES
90+

Growth+ Profitability

Maintaining growth and profitability in a largely unprofitable industry



FULL FISCAL YEAR 2020
FULL FISCAL YEAR 2021
$20m
$10m
$-5m
$7.4M
$2.6M
$-5M
$23M*
$TBD
$2.2M*
REVENUE
GROSS PROFITS
NET PROFIT

* Preliminary Full Fiscal Year 2021 Highlights

FOUNDED
2018

2020-2021 REVENUE GROWTH
310%

REACHED NET PROFITABILITY
2021